UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     ----------------------------------------------------------------------

 Date of Report (Date of earliest event reported): May 2, 2005 (April 26, 2005)

Commission file number: 0-22773

                            NETSOL TECHNOLOGIES, INC.
        (Exact name of small business issuer as specified in its charter)

             NEVADA                                   95-4627685
(State or other Jurisdiction of                  (I.R.S. Employer NO.)
Incorporation or Organization)

              23901 Calabasas Road, Suite 2072, Calabasas, CA 91302
               (Address of principal executive offices) (Zip Code)

                         (818) 222-9195 / (818) 222-9197
           (Issuer's telephone/facsimile numbers, including area code)
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Item 5.02  Departure of Directors or Principal Officers

On April 27, 2005, NetSol Technologies, Inc. filed a current report on Form 8-K announcing the appointment of Mr. Derek Soper to the board of directors of the Company and announcing the resignation of Mr. Irfan Mustafa from the board. This report stated that Mr. Soper was replacing Mr. Mustafa, when in fact, Mr. Soper is filling a vacancy left by Mr. Shabir Randeree who did not run for reelection to the board. The current report was silent as to the effective date of Mr. Mustafa's resignation. While his resignation has been accepted by the board, Mr. Mustafa's resignation is not effective until the earlier of his replacement or June 30, 2005.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date:    May 2, 2005                    /s/ Naeem Ghauri
                                        ----------------------------------------
                                        NAEEM GHAURI
                                        Chief Executive Officer


Date:    May 2, 2005                    /s/  Najeeb Ghauri
                                        ---------------------------
                                        NAJEEB GHAURI
                                        Chief Financial Officer and Chairman